Supplement dated May 8, 2026
to the following statutory prospectus(es):
BOA CVUL Future and Nationwide Innovator Corporate VUL dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the policy.
Effective May 1, 2026, the name of each investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
American Funds Insurance Series® - Global Small Capitalization Fund: Class 2	American Funds Insurance Series® - SMALLCAP World Fund: Class 2
American Funds Insurance Series® - International Fund: Class 2	American Funds Insurance Series® - EUPAC Fund: Class 2
PROS-1171